Exhibit 10.2

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

dated as of May 6, 2015

among

CENTENNIAL RESOURCE PRODUCTION, LLC,

as Borrower,

The Guarantors Party Hereto,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

J.P. MORGAN SECURITIES LLC,

WELLS FARGO SECURITIES, LLC, AND COMERICA BANK,

as Joint Lead Arrangers,

WELLS FARGO BANK, N.A., AND COMERICA BANK,

as Co-Syndication Agents,

BMO HARRIS BANK, N.A., CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,

AND U.S. BANK NATIONAL ASSOCIATION,

as Co-Documentation Agents,

and

J.P. MORGAN SECURITIES LLC,

as Sole Bookrunner

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated as of May 6, 2015 (the “First Amendment Effective Date”), is among CENTENNIAL RESOURCE PRODUCTION, LLC, a Delaware limited liability company (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Credit Parties”); each of the Lenders party hereto; and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of October 15, 2014 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested that the Lenders enter into this First Amendment to amend the Credit Agreement in certain respects as set forth herein including, without limitation, to extend the Term Loan Maturity Date under the Credit Agreement from April 15, 2017 to April 15, 2018.

C. The Administrative Agent and the Lenders have agreed, subject to the terms and conditions set forth herein, to amend certain terms of the Credit Agreement as set forth herein to be effective as of the First Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the First Amendment Effective Date in the manner provided in this Section 2.

2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“First Amendment” means that certain First Amendment to Amended and Restated Credit Agreement dated as of the First Amendment Effective Date, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” means May 6, 2015.

2.2 Amended Definitions. The definitions of “Loan Documents” and “Term Loan Maturity Date” contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Engagement Letter and the Security Instruments.

“Term Loan Maturity Date” means April 15, 2018.

2.3 Replacement of Annex I. Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement. After giving effect to this First Amendment and any Borrowings made on the First Amendment Effective Date, (a) each Lender who holds Term Loans in an aggregate amount less than its Applicable Term Loan Percentage (after giving effect to this First Amendment) of all Term Loans shall advance new Term Loans which shall be disbursed to the Administrative Agent and used to repay Term Loans outstanding to each Lender (or Exiting Lender (as defined below), as applicable), who holds Term Loans in an aggregate amount greater than its Applicable Term Loan Percentage of all Term Loans (or, in the case of the Exiting Lender, in an amount greater than $0.00), (b) each Lender who holds Revolving Loans in an aggregate amount less than its Applicable Revolving Credit Percentage (after giving effect to this First Amendment) of all Revolving Loans shall advance new Revolving Loans which shall be disbursed to the Administrative Agent and used to repay Revolving Loans outstanding to each Lender (or Exiting Lender, as applicable) who holds Revolving Loans in an aggregate amount greater than its Applicable Revolving Credit Percentage of all Revolving Loans (or, in the case of the Exiting Lender, in an amount greater than $0.00), (c) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Revolving Credit Percentage (after giving effect to this First Amendment), (d) such other adjustments shall be made as the Administrative Agent shall specify so that (i) the Revolving Credit Exposure applicable to each Lender equals its Applicable Revolving Credit Percentage (after giving effect to this First Amendment) of the aggregate Revolving Credit Exposure of all Lenders, (ii) the principal amount of Term Loans held by each Lender equals its Applicable Term Loan Percentage (after giving effect to this First Amendment) of the aggregate Term Loans of all Lenders, and (iii) the Revolving Credit Exposure and the principal amount of Term Loans held by the Exiting Lender are each $0.00, and (e) upon request to the Borrower by each applicable Lender, the Borrower shall be required to make any break-funding payments owing to such Lender that are required under Section 5.02 of the Credit Agreement resulting from the Loans and adjustments described in this Section 2.3.

Section 3. Conditions Precedent. The effectiveness of this First Amendment is subject to the following:

3.1 The Administrative Agent shall have received counterparts of this First Amendment from the Credit Parties and each of the Lenders.

3.2 The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date including, without limitation, an extension fee, for the ratable account of the Term Lenders, in an amount equal to 0.12% of the aggregate principal amount of the Term Loans outstanding on the First Amendment Effective Date.

3.3 The Administrative Agent shall have received duly executed Notes payable to each Lender with a new Maximum Revolving Credit Amount or principal amount of Term Loans after giving effect to Section 2.3 hereof that requests a Note in principal amounts equal to such Lender’s Maximum Revolving Credit Amount or principal amount of Term Loans, respectively, dated as of the First Amendment Effective Date.

3.4 The Administrative Agent shall have received one or more certificates of the Secretary or an Assistant Secretary of the Borrower and each Guarantor setting forth (a) resolutions of its board of directors (or comparable governing body) with respect to the authorization of the Borrower or such Guarantor to execute and deliver the First Amendment and to enter into the transactions contemplated herein and (b) the articles or certificate of incorporation and bylaws (or comparable organizational documents for any Credit Parties that are not corporations) of the Borrower and such Guarantor, certified as being true and complete (or, alternatively with respect to this clause (b), a certification that there have been no changes to the organizational documents most recently delivered and certified to under the Credit Agreement). The Administrative Agent and the Lenders may conclusively rely on such certificates until the Administrative Agent receives notice in writing from the Borrower to the contrary.

3.5 The Administrative Agent shall have received certificates of the appropriate State agencies in the jurisdiction where such Person is organized with respect to the existence, qualification and good standing of the Borrower and each Guarantor.

3.6 Since April 1, 2015, the Borrower’s equity capital shall have been increased (or shall be concurrently increased in connection with this First Amendment) by an aggregate amount of not less than $48,000,000, with such increased equity capital having been increased by means of cash proceeds received from capital contributions to the Borrower.

3.7 After giving effect to the equity capital contribution under Section 3.6 hereof, the Borrower shall have not less than $96,000,000 in remaining commitments to purchase or cause to be purchased its Equity Interests.

3.8 The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying as to the foregoing Sections 3.6 and 3.7.

3.9 The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

Section 4. Miscellaneous.

4.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment, and this First Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

4.2 Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (a) acknowledges the terms of this First Amendment, (b) ratifies and affirms its obligations under the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party, (d) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this First Amendment are within such Credit Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this First Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (g) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this First Amendment, no Borrowing Base Deficiency or Event of Default exists.

4.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

4.4 No Oral Agreement. This written First Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith

REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES THAT MODIFY THE AGREEMENTS OF THE PARTIES IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

4.5 Governing Law. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

4.7 Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.9 Exiting Lender. Guaranty Bank and Trust Company (the “Exiting Lender”) hereby (a) consents to this First Amendment as required under Section 12.02 of the Credit Agreement and (b) acknowledges and agrees to Section 2.3 of this First Amendment. Each of the parties hereto hereby agrees and confirms that after giving effect to Section 2.3 of this First Amendment, the Exiting Lender’s Maximum Revolving Credit Amount shall be $0.00, the principal amount of Term Loans held by the Exiting Lender shall be $0.00, the Exiting Lender’s Commitments to lend and all obligations under the Credit Agreement shall be terminated, and the Exiting Lender shall cease to be a Lender for all purposes under the Loan Documents.

[Signature Pages Follow.]

The parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

BORROWER:	CENTENNIAL RESOURCE PRODUCTION, LLC, a Delaware limited liability company

	By:	/s/ George S. Glyphis
	Name:	George S. Glyphis
	Title:	Chief Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

GUARANTOR:	ATLANTIC EXPLORATION, LLC, a Delaware limited liability company

	By:	/s/ George S. Glyphis
	Name:	George S. Glyphis
	Title:	Chief Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ David Morris
Name:	David Morris
Title:	Authorized Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Joseph T. Rottinghaus
Name:	Joseph T. Rottinghaus
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

COMERICA BANK, as a Lender

By:	/s/ Devin S. Eaton
Name:	Devin S. Eaton
Title:	Relationship Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

BMO HARRIS BANK, N.A., as a Lender

By:	/s/ Matthew L. Davis
Name:	Matthew L. Davis
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ William M. Reid
Name:	William M. Reid
Title:	Authorized Signatory

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John C. Lozano
Name:	John C. Lozano
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

The undersigned is executing this First Amendment as of the date and year first above written for the sole purpose of Section 4.9 hereof.

GUARANTY BANK AND TRUST COMPANY, as Exiting Lender

By:	/s/ Gail J. Nofsinger
Name:	Gail J. Nofsinger
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

ANNEX I

ALLOCATION OF TERM LOANS AND

MAXIMUM REVOLVING CREDIT AMOUNTS

Name of Lender	Applicable Term Loan Percentage	Principal Amount of Term Loans as of the First Amendment Effective Date	Applicable Revolving Credit Percentage	Maximum Revolving Credit Amount
JPMorgan Chase Bank, N.A.	20.23809524%	$13,154,761.91	20.23809524%	$101,190,476.22
Wells Fargo Bank, N.A.	20.23809524%	$13,154,761.91	20.23809524%	$101,190,476.22
Comerica Bank	20.23809524%	$13,154,761.90	20.23809524%	$101,190,476.21
BMO Harris Bank, N.A.	13.09523809%	$8,511,904.76	13.09523809%	$65,476,190.45
Canadian Imperial Bank of Commerce, New York Branch	13.09523809%	$8,511,904.76	13.09523809%	$65,476,190.45
U.S. Bank National Association	13.09523809%	$8,511,904.76	13.09523809%	$65,476,190.45
TOTAL	100.00000000%	$65,000,000.00	100.00000000%	$500,000,000.00

ANNEX I